EXHIBIT 99.137

                                AMENDMENT TO THE
                              NORTH VALLEY BANCORP
                          EMPLOYEE STOCK OWNERSHIP PLAN
                          -----------------------------


This Amendment (Amendment) is hereby adopted by North Valley Bancorp (Employer).

                                    RECITALS
                                    --------

A. The Employer adopted The North Valley Bancorp Employee Stock Ownership Plan (ESOP), effective January 1, 1977.

B. The ESOP was amended from time to time and was restated effective January 1, 1999.

C. The ESOP received a favorable determination letter as to the tax qualified status of the ESOP, dated March 29, 2000.

D. Effective October 11, 2000, the Six Rivers National Bank Employee Stock Ownership Plan was merged into the ESOP.

E.       The Employer amended the ESOP to:

         1. Reflect the provisions of the Community Renewal Tax Relief Act of 2000 (CRA 2000) by adding the model amendment language suggested by the Internal Revenue Service (IRS) in IRS Notice 2001-37, dealing with the definition of compensation for certain plan purposes;

         2.       Conform to the final regulations under Internal Revenue Code
                  (Code) section 401(a)(9), published on April 17, 2002, relating to required minimum distributions from retirement plans;

         3. Reflect certain provisions of the Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA). The amendments reflect the model amendment language suggested by the IRS in Notice 2001-57, dealing with certain plan limits and other general matters;

         4. Amend the Claims Procedure article of the ESOP to reflect the final regulations issued by the Department of Labor, effective for all claims filed on or after January 1, 2002; and

         5.       Clarify the definition of Disability under the ESOP.

F. The Employer amended the ESOP to clarify certain provisions relating to the definition of the allocation date, investment accounts, Bancorp stock dividends, vesting and distributions from the Trust.

G. The Employer amended the ESOP, in light of the merger of Yolo Community Bank (YCB) and North Valley Bancorp, effective on or about August 31, 2004, to provide for the immediate participation of YCB employees, effective September 1, 2004, and the crediting of service with YCB for eligibility and vesting purposes under the ESOP.

H. The Employer amended the ESOP, in accordance with Code section 401(a)(31 )(B) regarding mandatory distributions, to reduce the limit for making distributions without participant consent from five thousand dollars ($5,000) to one thousand dollars ($1,000), effective March 28, 2005.

I. The Employer amended the ESOP to provide for the crediting of all years of service with YCB for vesting purposes under the ESOP, not just years of service credited under YCB beginning with the effective date of the Yolo Community Bank Employee Stock Ownership Plan, so as to comply with the terms of the merger agreement between YCB and North Valley Bancorp.

J. The Employer amended the ESOP, effective January 1, 2006, to restate the ESOP document to adopt the technical changes necessary for the ESOP to comply with the vesting requirements of the Pension Protection Act of 2006, to consolidate all of the technical and design changes and to amend the ESOP, which has been a stock bonus plan, into an employee stock ownership plan within the meaning of Code section 4975(e)(7).

K. The Employer retroactively amended the ESOP within the remedial amendment period under Code section 401(b) and the Treasury Regulations thereunder to reflect the proper vesting schedule that is required under Code section 411 for the plan year ending on December 31, 2006.

L. The Employer amended and restated the ESOP, effective January 1, 2006, to incorporate the correction to the vesting schedule on May 24, 2007.

M. The Employer has entered into an Agreement and Plan of Merger dated April 10, 2007 (Merger Agreement) between the Company and Sterling Financial Corporation (Sterling) with such pending merger of the Employer into Sterling anticipated to close and be effective on or after August 31, 2007 (Merger Date).

N.       The Employer now wishes to amend the ESOP to:

         1. Terminate the ESOP effective on the business day immediately preceding the Merger Date (Termination Date);

         2. Pro-rate the minimum Hours of Service allocation requirement for contributions to the ESOP during the period January 1, 2007 through the Termination Date;

         3. Declare a special allocation as of the Termination Date (Special Allocation) for contributions to the ESOP during the period January 1, 2007 through the Termination Date;

         4. Freeze the ESOP as to new participants and cease future contributions and benefit accruals as of the Termination Date; and

         5. Fully vest all participants in their ESOP accounts to the extent not already vested.


                              OPERATIVE PROVISIONS
                              --------------------

In accordance with the foregoing recitals, the Employer hereby amends the ESOP as follows:

1.       The ESOP is hereby amended to the extent necessary to:

         o Terminate the ESOP, effective the Termination Date, conditioned upon receipt by the plan sponsor of a favorable determination letter from the Internal Revenue Service (IRS) that the ESOP, as terminated, and the related trust remain qualified under Code sections 401(a) and 501(a), respectively;

         o Freeze all participation under the Plan and prohibit entry into the ESOP of any additional Participants as of the Termination Date;

         o Cease all Employer contributions and benefit accruals under the ESOP as of the Termination Date and, notwithstanding ESOP section 4.01, such contributions made to the ESOP for the Plan Year beginning January 1, 2007 shall be credited as of the Termination Date;

         o Provide that all Participants in the ESOP on the Termination Date shall immediately become 100% vested in their ESOP accounts;

         o As required by Treasury Regulations section 1.411(d) -2, to provide for the allocation of forfeited amounts or contributions to the ESOP during the period January 1,

                  2007 through the Termination Date which have not yet been allocated as of the Termination Date, which shall be designated by the ESOP Administrative Committee as a Special Allocation and a Valuation Date of the ESOP as defined at ESOP section 2.62 for purposes of the Allocation Of Trust Income Or Loss article; and

         o Provide that the Special Allocation shall be allocated based on Compensation (as defined at ESOP sections 2.14 and 5.01(E)) earned during the Plan Year from January 1, 2007 through the Termination Date and that the Special Allocation shall be allocated in accordance with the provisions of ESOP section 5.01, except as otherwise specified in this Amendment.

2. Effective January 1, 2007, section 2.24 of the ESOP is amended in its entirety to read as follows:

         2.24     Eligible Participant.
                  --------------------

                  "Eligible Participant" means:

                  An Eligible Employee who is a Participant and is credited with one thousand (1,000) or more Hours of Service in the Plan Year and is an Eligible Employee on the last day of the Plan Year.

                  A Participant who was an Eligible Employee and who Terminated Employment during the Plan Year due to death, Disability, reaching Normal Retirement Age, or any other reason, shall be an Eligible Participant only if he is credited with one thousand (1,000) or more Hours of Service in the year of such Termination of Employment and is an Eligible Employee on the last day of the Plan Year.

                  Notwithstanding the foregoing, for the Plan Year beginning January 1, 2007, an Eligible Participant means an Eligible Employee who is a Participant and is credited with at least the number of Hours of Service in the Plan Year equal to one thousand (1,000) multiplied by the ratio of the number of days from January 1, 2007 through the Termination Date divided by three hundred sixty-five (365) and is an Eligible Employee on the Termination Date.

3. In all other respects, the ESOP is hereby ratified, approved and confirmed.

IN WITNESS WHEREOF, the Employer has executed and adopted this Amendment on this ________ day of ______________ 2007.


                                       EMPLOYER:
                                       ---------

                                       NORTH VALLEY BANCORP
                                       A California Corporation


                                       By: _____________________________________
                                           Michael J. Cushman, President